DUNHAM FUNDS

Dunham International Stock Fund

Class A (DAINX) | Class C (DCINX) | Class N (DNINX)

Supplement dated December 28, 2023 to the Statutory Prospectus (the “Prospectus”),
Summary Prospectus, and Statement of Additional Information (the “SAI”), each dated March 1, 2023, as amended

This Supplement updates and supersedes any contrary information contained in the Prospectus, Summary Prospectus, and SAI.

Effective January 1, 2024, the section entitled “Sub-Adviser Portfolio Managers” on page 43 of the Prospectus is deleted in its entirety and replaced with the following:

Sub-Adviser Portfolio Managers: The following team of investment professionals share responsibility for day-to-day management of the Fund. Derek Vance, CFA, Partner and Chief Investment Officer, has worked for the Sub-Adviser since 2008. Christopher Malloy, Ph.D., Partner and Head of Research, has worked for the Sub-Adviser since 2019. Julia Yuan, CFA, Partner and Head of Alpha Development, has worked for the Sub-Adviser since 2012. Manolis Liodakis, Ph.D., Partner and Head of Portfolio Management, has worked for the Sub-Adviser since 2012. Peter Rathjens, Ph.D., Partner and Member of Investment Team, has worked for the Sub-Adviser since 1999. Mr. Vance has served as a portfolio manager for the Fund since 2018. Mr. Malloy has served as a portfolio manager for the Fund since 2019. Ms. Yuan has served as a portfolio manager for the Fund since 2024. Mr. Liodakis has served as portfolio manager for the Fund since 2012. Mr. Rathjens has served as a portfolio manager for the Fund since 2008.

Effective January 1, 2024, the section entitled “Dunham International Stock Fund” beginning on page 98 of the Prospectus is deleted and replaced with the following:

Arrowstreet Capital, Limited Partnership (“Arrowstreet”), located at 200 Clarendon Street, Floor 30, Boston, Massachusetts 02116, serves as the Sub-Adviser to the Dunham International Stock Fund. Arrowstreet specializes in offering global equity investment strategies and asset management to institutional investors. Founded in 1999, it had approximately $138.2 billion in assets under management as of December 31, 2022.

The Dunham International Stock Fund is managed by a team of investment professionals who share responsibility for the day-to-day management of the Fund.

Derek Vance, CFA

Partner and Chief Investment Officer

Derek Vance serves as a Co-Portfolio Manager for the Dunham International Stock Fund. Mr. Vance joined Arrowstreet in 2008. Mr. Vance began his investment career in 2007 and earned an A.B. from Harvard College.

Christopher Malloy, Ph.D.

Partner, Head of Research

Christopher Malloy, PhD serves as a Co-Portfolio Manager for the Dunham International Stock Fund. Prior to joining Arrowstreet in 2019, Mr. Malloy served as the Sylvan C. Coleman Chaired Professor of Financial Management in the Finance Unit at Harvard Business School, and a Research Associate at the National Bureau of Economic Research since 2007. Mr. Malloy earned a PhD and MBA from The University of Chicago Graduate School of Business, and a BA from Yale University.

Julia Yuan

Partner and Head of Alpha Development

Ms. Yuan serves as a Co-Portfolio Manager for the Dunham International Stock Fund. Ms. Yuan joined Arrowstreet in 2012. Ms. Yuan earned an M.S. from Massachusetts Institute of Technology and a B.S. from Guanghua School of Management, Peking University.

Manolis Liodakis, Ph.D.

Partner and Head of Portfolio Management

Dr. Liodakis currently serves as a Portfolio Manager of Arrowstreet and holds a seat on the firm’s Investment Committee. He has held these positions since August 2012. Dr. Liodakis is responsible for many of the functions associated with the day-to-day implementation of Arrowstreet’s investment strategies. Prior to Arrowstreet, Dr. Liodakis served in various roles at Citadel Asset Management most recently as Managing Director, Global Equities Hybrid Strategies.

Peter Rathjens, Ph.D.

Partner and Member of Investment Team

Dr. Rathjens joined Arrowstreet in 1999. Prior to joining Arrowstreet, Dr. Rathjens oversaw all of PanAgora Asset Management’s investment strategies, with particular responsibility for the global strategies, including Global Asset Allocation, International Equities, and Emerging Market Equities.

Effective January 1, 2024, references to John Campbell on page 68 of the SAI are deleted and replaced with the following:

As of September 30, 2023:

Portfolio Managers/ Portfolio(s) Managed	Registered Investment Company Accounts	Assets Managed ($ Millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ Millions)	Other Accounts	Assets Managed ($ Millions)	Total Assets Managed ($ Millions)
Julia Yuan Arrowstreet Capital, Limited Partnership Dunham International Stock Fund	3	$2,913	82[1]	$96,039	58[2]	$62,596	$161,548

1 Includes 44 vehicles whereby all or a portion of the assets under management are subject to a performance-based advisory fee. Assets under management subject to a performance-based fee total $45,730 million.

2 Includes 9 vehicles whereby all or a portion of the assets under management are subject to a performance-based advisory fee. Assets under management subject to a performance-based fee total $14,637 million.

If you have any questions, please contact the Dunham Funds at (888) 3DUNHAM (338-6426).

Investors Should Retain This Supplement For Future Reference